Exhibit 10.4
Medicare Advantage Attestation of Benefit Plan
WELLCARE OF CONNECTICUT, INC.
H0712
Date: 08/29/2008
I attest that I have examined the Plan Benefit Packages (PBPs) identified below and that the benefits identified in the PBPs are those that the above-stated organization will make available to eligible beneficiaries in the approved service area during program year 2009. I further attest that we have reviewed the bid pricing tools (BPTs) with the certifying actuary and have determined them to be consistent with the PBPs being attested to here.
I attest that I have examined the employer/union-only group waiver (“800 series”) PBPs identified below and that these PBPs are those that the above-stated organization will make available only to eligible employer/union-sponsored group plan beneficiaries in the approved service area during program year 2009. I further attest we have reviewed any MA bid pricing tools (BPTs) associated with these PBPs (no Part D bids are required for 2009 “800 series” PBPs) with the certifying actuary and have determined them to be consistent with any MA PBPs being attested to here.
I further attest that these benefits will be offered in accordance with all applicable Medicare program authorizing statutes and regulations and program guidance that CMS has issued to date and will issue during the remainder of 2008 and 2009, including but not limited to, the 2009 Call Letter, the 2009 Solicitations for New Contract Applicants, the Medicare Prescription Drug Benefit Manual, the Medicare Managed Care Manual, and the CMS memoranda issued through the Health Plan Management System (HPMS).

Plan ID	Segment ID	Version	Plan Name	Plan Type	Transaction Type	MA Premium	Part D Premium	CMS Approval Date	Effective Date
001	0	8	WellCare Choice	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
005	0	9	WellCare Access	HMO	Renewal	0.00	31.70	08/29/2008	01/01/2009
008	0	6	WellCare Advance	HMO	Renewal	0.00	N/A	08/29/2008	01/01/2009
011	0	8	WellCare Select	HMOPOS	Renewal	0.00	26.50	08/29/2008	01/01/2009
018	0	8	WellCare Premium	HMOPOS	Renewal	99.00	0.00	08/29/2008	01/01/2009
801	0	4	WellCare Employer CT1	HMOPOS	Renewal	0.00	N/A	08/29/2008	01/01/2009
802	0	4	WellCare Employer CT2	HMOPOS	Renewal	0.00	N/A	08/29/2008	01/01/2009
803	0	4	WellCare Employer CT3	HMOPOS	Renewal	0.00	N/A	08/29/2008	01/01/2009
804	0	4	WellCare Employer CT4	HMOPOS	Renewal	0.00	N/A	08/29/2008	01/01/2009
Page 1 of 2 — WELLCARE OF CONNECTICUT, INC. — H0712 — 08/29/2008

/s/ Heath Schiesser CEO:	9/5/08 Date:
Heath Schiesser CEO/President 8735 Henderson Road Tampa, FL 33634 813-290-6205

/s/ Thomas L. Tran	9/5/08
CFO:	Date:
Tom Tran CFO 8735 Henderson Road Tampa, FL 33634 813-290-6200 (1770)
Page 2 of 2 — WELLCARE OF CONNECTICUT, INC. — H0712 — 08/29/2008